UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2012 (November 14, 2011)

WebXU, Inc.
(Exact name of registrant as specified in Charter)

Delaware	000-53095	26-0460511
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11999 San Vicente Blvd., Suite 400
Los Angeles, CA 90049
(Address of Principal Executive Offices)

(310) 807-1765
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on November 16, 2011 (the “Original Form 8-K”) announcing the acquisition (the “Acquisition”) of Lot6 Media, Inc. and Lot6 Media, LLC (collectively, “Lot6 Media”).  This Form 8-K/A amends Item 9.01 of the Original Form 8-K for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Acquisition.  All of the other Items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Form 8-K/A.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of Lot6 Media as of December 31, 2010 and from inception (October 28, 2010) to December 31, 2010, and the notes related thereto, and the unaudited balance sheet of Lot6 Media as of September 30, 2011, the unaudited income statement of Lot6 Media for the three and nine months ended September 30, 2011, and the unaudited statement of cash flows for the nine months ended September 30, 2011 are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of the Registrant as of September 30, 2011 and for the three and nine months ended September 30, 2011 giving effect to the acquisition of Lot6 Media are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits.

Exh. No.	Description

23.1	Consent of L.L. Bradford & Company, LLC

99.1	Financial Statements of Lot6 Media

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements relating to the Acquisition of Lot6 Media

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WebXU, Inc.

Date: January 24, 2012	By:	/s/ Matt Hill
Matt Hill
Chief Executive Officer